SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2006

Imergent, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

000-27941	87-0591719
(Commission File Number)	(IRS Employer Identification No.)

754 East Technology Avenue Orem, Utah	84097
(Address of Principal Executive Offices)	(Zip Code)

(801) 227-0004

(Registrant’s Telephone Number, Including Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In a letter dated January 31, 2006 iMergent Inc, (the “Company”) received a written notice from the staff of the American Stock Exchange stating the Company is not in compliance with Sections 134 and 1101 of the Amex Company Guide because the Company has not filed its Form 10-K for the period ended June 30, 2005, or Form 10-Q for the period ended September 30, 2005. The Staff has therefore initiated delisting proceedings; unless the Company requests a hearing on or before February 7, 2006 the securities of the Company will be delisted from the American Stock Exchange. The Company will request an appeal and hearing of the determination. Once filed, the appeal automatically stays the delisting of iMergent’s common stock pending a hearing date and AMEX’s decision. At present the Company does not know when the hearing will be scheduled.

Item 9.01               Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release dated February 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

Date: February 3, 2006	By:	/s/ Robert Lewis
Robert Lewis, Chief Financial Officer